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                                                                EXHIBIT 5(b)(ii)


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                                   AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK ("AGNY")
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Complete and return to:                      A Subsidiary of American General Corporation
Annuity Administration                      ---------------------------------------------
     P.O. Box 1401                                       Syracuse, New York                                 GENERATIONS(TM)
Houston, TX 77251-1401                                                                                      ===============
    (800) 281-8289                                        SERVICE REQUEST                                  Variable Annuity
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
[X] CERTIFICATE          1.| CERTIFICATE #:___________________________________________ ANNUITANT:___________________________________
    IDENTIFICATION         |
                           | CERTIFICATE OWNERS(S):_________________________________________________________________________________
   (COMPLETE SECTIONS      |
        1 AND 15           | ADDRESS:_______________________________________________________________________________________________
   FOR ALL REQUESTS.)      |
                           | [ ] CHECK HERE IF
   INDICATE CHANGE OR      | CHANGE OF ADDRESS _____________________________________________________________________________________
 REQUEST DESIRED BELOW.    |
                           | S.S. NO. OR TAX I.D. NO._________________________________ PHONE NUMBER: (    )______ - _______________
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[ ] NAME                 2.| [ ] Annuitant*   [ ] Beneficiary*  [ ] Owner(s)*
    CHANGE                 |                                    (*DOES NOT CHANGE ANNUITANT, BENEFICIARY OR OWNERSHIP DESIGNATION.)
                           |
                           | ______________________________________________________________________________________________________
                           | FROM (FIRST, MIDDLE, LAST)                          TO (FIRST, MIDDLE, LAST)
                           |
                           | _________________________________________           _________________________________________________
                           | Reason:   [ ] Marriage  [ ] Divorce  [ ] Correction  [ ] Other (ATTACH CERTIFIED COPY OF COURT ORDER)
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[ ] DUPLICATE            3.|
    CERTIFICATE            | I/we hereby certify that the certificate for the listed number has been
                           | [ ] LOST   [ ] DESTROYED   [ ] OTHER____________
                           | Unless I/we have directed cancellation of the certificate, I/we request that a Certificate of Lost
                           | Certificate be issued. If the original certificate is located, I/we will return the Certificate of
                           | Lost Certificate to AGNY to be voided.
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[ ] BENEFICIARY          4.| PRIMARY                                               CONTINGENT
    CHANGE                 |
                           |
                           |
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    THIS SECTION IS        | This change of beneficiary has been approved by AGNY at its Administrative Office, and presentation of
    FOR ADMINISTRATIVE     | the Certificate for endorsement has been waived.
    OFFICE USE ONLY        |
                           | DATE OF APPROVAL:_______________________________By:___________________________________________________
                           |                                                    American General Life Insurance Company of New York
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[ ]  AUTOMATIC           5.| ___________ By initialing here, I authorize AGNY to collect $____________________________ (min. $100)
     ADDITIONAL            |             starting month/day ________________________________ by initiating electronic debit entries
     PREMIUM PAYMENT       |             against my bank account with the following frequency:
     OPTION                |             [ ] Monthly    [ ] Quarterly    [ ] Semiannually     [ ] Annually
                           |                        (Attach voided check to Service Request.)
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[ ]  DOLLAR COST         6.| Dollar cost average [ ] $________ OR [ ] _________% (whole % only)   Begin Date:______/________/______
     AVERAGING             | Taken from the:   [ ] Money Market  OR  [ ] 1-Year Guarantee Period               MM      DD      YY
                           | Frequency:        [ ] Monthly     [ ] Quarterly   [ ] Semiannually   [ ] Annually
                           | Duration:         [ ] 12 months   [ ] 24 months   [ ] 36 months      [ ] 48 months    [ ] 60 months
                           | to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                           | Asian Equity (140)            _________   High Yield (134)           _________
                           | Domestic Income (125)         _________   International Magnum (135) _________
                           | Emerging Growth (126)         _________   Mid Cap Value (136)        _________
                           | Emerging Markets Equity (127) _________   Money Market (137)         _________
                           | Enterprise (128)              _________   Morgan Stanley
                           | Equity Growth (132)           _________     Real Estate
                           | Fixed Income (129)            _________     Securities (138)         _________
                           | Global Equity (130)           _________    Strategic Stock (141)     _________
                           | Government (131)              _________    Value (139)               _________
                           | Growth and Income (133)       _________    Other _____________________________
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[ ]  AUTOMATIC           7.| [ ] Add    [ ] Stop Automatic Rebalancing
     REBALANCING           | [ ] Change Automatic Rebalancing of variable investments to the percentage allocations indicated below:
                           | [ ] Quarterly   [ ] Semiannually   [ ] Annually  (based on certificate anniversary)
   ($25,000 MINIMUM)       | Asian Equity (140)            ________%   High Yield (134)           ________%
USE WHOLE PERCENTAGES;     | Domestic Income (125)         ________%   International Magnum (135) ________%
TOTAL MUST EQUAL 100%.     | Emerging Growth (126)         ________%   Mid Cap Value (136)        ________%
                           | Emerging Markets Equity (127) ________%   Money Market (137)         ________%
                           | Enterprise (128)              ________%   Morgan Stanley
                           | Equity Growth (132)           ________%     Real Estate
                           | Fixed Income (129)            ________%     Securities (138)         ________%
                           | Global Equity (130)           ________%    Strategic Stock (141)     ________%
                           | Government (131)              ________%    Value (139)               ________%
                           | Growth and Income (133)       ________%    Other _____________________________
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[ ]  CHANGE ALLOCATION   8.| Asian Equity (140)            ________%   High Yield (134)           ________%
     OF FUTURE PURCHASE    | Domestic Income (125)         ________%   International Magnum (135) ________%
     PAYMENTS              | Emerging Growth (126)         ________%   Mid Cap Value (136)        ________%
                           | Emerging Markets Equity (127) ________%   Money Market (137)         ________%
USE WHOLE PERCENTAGES;     | Enterprise (128)              ________%   Morgan Stanley
TOTAL MUST EQUAL 100%.     | Equity Growth (132)           ________%     Real Estate
                           | Fixed Income (129)            ________%     Securities (138)         ________%
                           | Global Equity (130)           ________%    Strategic Stock (141)     ________%
                           | Government (131)              ________%    Value (139)               ________%
                           | Growth and Income (133)       ________%    Other _____________________________
                           |
                           | NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing allocations.
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
[ ] TRANSFER OF          9.| Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)
    ACCUMULATED            |
    VALUES                 |   % or $_______ from Div.______ to Div.______        % or $________ from Div. ________ to Div. _______
                           |
                           |   % or $_______ from Div.______ to Div.______        % or $________ from Div. ________ to Div. _______
                           |
                           |   % or $_______ from Div.______ to Div.______        % or $________ from Div. ________ to Div. _____
                           |
                           |   % or $_______ from Div.______ to Div.______        % or $________ from Div. ________ to Div. _______
                           |
                           | NOTE: If a tranfer is elected and Automatic Rebalancing is active on your account, you may to consider
                           |       changing the Automatic Rebalancing allocations (Section 7). Otherwise, the Automatic Rebalancing
                           |       will transfer funds in accordance with instructions on file.
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[ ] SYSTEMATIC          10.| Specified Dollar Amount $___________________________
    WITHDRAWAL             |
                           | Frequency:  [ ] Monthly     [ ] Quarterly   [ ] Semiannually    [ ] Annually
     (ALSO COMPLETE        |
    SECTIONS 13 & 14.)     | To begin on _________/_______/_________ (Date must be between the 5th and 24th of the month and at
                           |                MM       DD       YY      least 30 days after issue date.)
      ($100 MINIMUM        | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
       WITHDRAWAL)         | in your certificate.
                           |
  PERCENTAGES (WHOLE %     | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
  ONLY)MUST EQUAL 100%,    |
  OR DOLLARS MUST EQUAL    | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
      TOTAL AMOUNT.        |
                           | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
                           |
                           | NOTE: The systematic withdrawal option terminates on the certificate's annuity date. You may cancel the
                           |       systematic withdrawal process at any time by notifying AGNY in writing.
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[ ] REQUEST FOR         11.| Amount requested is to be (    ) net OR (   ) gross of applicable charges    Total Amount=$___________
    PARTIAL                |
    WITHDRAWAL             | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
                           |
                           | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
     (ALSO COMPLETE        |
    SECTIONS 13 & 14.)     | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
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[ ] REQUEST FOR         12.| [ ] Certificate attached
    FULL SURRENDER         | [ ] I hereby declare that the certificate specified has been lost, detroyed, or mislaid and request
                           |     that the value of the certificate be paid. I agree to indemnify and hold harmless AGNY against any
     (ALSO COMPLETE        |     claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal
    SECTIONS 13 & 14.)     |     representatives, or any other person claiming rights derived through me against AGNY on the basis
                           |     of the certificate.
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[ ] METHOD OF           13.| NOTE: If no method is indicated, check(s) will be mailed to the owner of the address of record.
    DISTRIBUTION           | Check one:  [ ] Mail check to owner.  [ ] Mail check to alternate address. [ ] Deposit funds directly
                           |                                                                                to bank/firm.*
                           |                                                                                (available only for
                           |                                                                                 systematic withdrawals)
                           | _______________________________________________________________________________________________________
                           | INDIVIDUAL OR BANK/FIRM
                           |
                           | ________________________________________________________    ___________________________________________
                           | ADDRESS                                                     CITY/STATE/ZIP
                           |
                           | ________________________________________________________    Type of account:  [ ] Checking  [ ] Savings
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE
                           | REFERENCED FOR DEPOSIT.
                           | * Enclose a voided check from account where funds are to be deposited.
                           |   PLEASE DO NO ENCLOSE A DEPOSIT SLIP.
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[ ]  NOTICE OF          14.| The taxable portion of the distribution you receive from you annuity certificate is subject to federal
     WITHHOLDING           | income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
                           | may also be required by your state of residence. You may elect not to have withholding apply by
                           | checking the appropriate box below. If you elect not to have withholding apply to your distribution or
                           | if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You
                           | may incur penalties under the estimated tax rules if your withholding and estimated tax are not
                           | sufficient.
                           | Check one:    [ ] I do NOT want income tax withheld from this distribution.
                           |               [ ] I do want 10% or ____________% income tax withheld from this distribution.
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[X] AFFIRMATION/        15.| CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code.
(COMPLETE THIS SECTION     |
 FOR ALL REQUESTS.)        | The Internal Revenue Service does not require your consent to any provision of this document other
                           | than the certification required to avoid backup withholding.
                           |
                           |
                           | ____________________________________    _______________________________________________________________
                           |                 DATE                                       SIGNATURE OF CERTIFICATE OWNER(S)
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